UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 16, 2009

ASIA PREMIUM TELEVISION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Room 602, 2 North Tuanjiehu Street, Chaoyang District

Beijing, 100026, People's Republic Of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(86-10) 6582-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03

Material Modification to Rights of Security Holders.

See disclosure in Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2009, the following corporate actions became effective:

(i).

the Company’s name was changed to “China Grand Resorts, Inc.”

(ii).

a reverse split of its issued and outstanding common stock, par value $0.001, on a 20 for 1 basis, and

(iii).

the CUSIP number for the Company’s common stock, par value $0.001, is now 16937U-10-7.

In addition, effective November 17, 2009, the new trading symbol for the Company’s common stock on the Over-The-Counter Bulletin Board is “CGND.”

Please refer to the Company’s Form 8-K filed on October 23, 2009 for more specific details concerning the described corporate actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Premium Television Group, Inc.

Date: November 18, 2009	By:	/s/ Menghua Liu
	Name:	Menghua Liu
	Title:	Chief Executive Officer and Chairman

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